Exhibit 4.1

MASTER CONVERTIBLE PROMISSORY NOTE

Effective Date: May 8, 2014 U.S. $280,000.00

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay to Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $280,000.00 and any interest, fees, charges and penalties in accordance with the terms set forth herein. This Master Convertible Promissory Note (this “Master Note”) is issued and made effective as of May 8, 2014 (the “Effective Date”). For purposes hereof, the “Outstanding Balance” of each Note (as defined below) means the Purchase Price (as defined below) of such Note, as reduced or increased, as the case may be, pursuant to the terms hereof for redemption, conversion or otherwise, plus any original issue discount (“OID”), accrued but unpaid interest, collection and enforcements costs, and any other fees or charges (including without limitation late charges) incurred under each such Note.

The purchase price for this Master Note is $250,000.00, payable by wire transfer. The “Purchase Price” for each Note shall be the purchase price identified in such Note.  The initial Outstanding Balance of this Master Note shall include the Purchase Price, a $25,000.00 OID, and $5,000.00 to cover Lender’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of the Notes. Borrower agrees that the Master Note is fully paid for as of the Purchase Price Date (as defined below) of the Master Note.

Lender shall have the right, but not the obligation, to lend additional funds to Borrower in up to twenty (20) additional tranches, each in the amount of $25,000.00 (each a “Tranche”), at any time or from time to time beginning on the Effective Date and ending one year from the date that the entire Outstanding Balance of the most recently funded Note has been repaid (the “Option Expiration Date”). On the Effective Date, Borrower will execute and issue each of the twenty (20) Subsequent Promissory Notes attached hereto as Exhibit A (each, a “Subsequent Note”, and together with the Master Note, the “Notes”, and each of the Notes individually, a “Note”). Each Subsequent Note shall have an initial Outstanding Balance of $27,500.00, consisting of $25,000.00 payable by wire and a $2,500.00 OID. Each of the Subsequent Notes shall be executed by Borrower and delivered to Lender on the Effective Date; provided, however, that no Subsequent Note shall be considered a valid, binding or enforceable obligation of Borrower until Lender delivers to Borrower: (i) the Purchase Price for the applicable Subsequent Note, and (ii) a copy of the applicable Subsequent Note (with applicable blanks filled in by Lender) (the “Effective Conditions”). Borrower agrees in advance that upon Lender’s satisfaction of the Effective Conditions with respect to a Subsequent Note, that such Subsequent Note shall automatically become an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Each Subsequent Note shall be considered a separate instrument from this Master Note and each other Subsequent Note.

This Master Note and each Subsequent Note shall have its own separate maturity date, which shall be the date that is one year from the date the Purchase Price is paid (the “Purchase Price Date”) for such Note (the “Maturity Date”). On each separate Maturity Date, the applicable Outstanding Balance shall be due and payable. Borrower and Lender agree that for Rule 144 purposes each Subsequent Note shall be considered fully paid and the applicable holding period shall begin on the date Lender satisfies the Effective Conditions with respect to such Subsequent Note. The terms of each Subsequent Note are incorporated by reference and made a part of this Master Note. In the case of any conflict between this Master Note and any Subsequent Note, the terms of this Master Note shall govern except with respect to any terms expressly supplied by such Subsequent Note.

Subject to the adjustments described in this paragraph, and provided that no Event of Default (as defined below) has occurred, the conversion price for each Note shall be 60% (the “Conversion Factor”) of the average of the two (2) lowest Closing Bid Prices of Borrower’s common stock (“Common Stock”) in the ten (10) Trading Days immediately preceding the Conversion (as defined below) (the “Conversion Price”). “Trading Day” shall mean any day on which the Common Stock is traded or tradable for any period on the principal securities exchange or other securities market on which the Common Stock is then being traded. If at any time after the Effective Date, Borrower is not DWAC Eligible (as defined below), then the Conversion Factor will automatically be reduced by 5% for all future Conversions under all Notes. If at any time after the Effective Date, Borrower is not DTC Eligible (as defined below), then the Conversion Factor will automatically be reduced by an additional 5% for all future Conversions under all Notes; provided that the maximum reduction of the Conversion Factor may not exceed 10%. For example, the first time Borrower is not DWAC Eligible, the Conversion Factor for all future Conversions thereafter will be reduced from 60% to 55%. Following such event, the first time Borrower is not DTC Eligible, the Conversion Factor for all future Conversions will be reduced from 55% to 50%. “DTC” means the Depository Trust Company. “DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer Program. “DWAC” means Deposit Withdrawal at Custodian as defined by the DTC. “DWAC Eligible” means that (i) the Common Stock is eligible at the DTC for full services pursuant to DTC’s operational arrangements, including without limitation transfer through DTC’s DWAC system, (ii) Borrower has been approved (without revocation) by the DTC’s underwriting department, (iii) Borrower’s transfer agent is approved as an agent in the DTC/FAST Program, (iv) the Conversion Shares are otherwise eligible for delivery via DWAC; (v) Borrower’s transfer agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC; and (vi) Borrower has previously delivered all Conversion Shares to Lender under the Note via DWAC. “DTC Eligible” means, with respect to the Common Stock, that such Common Stock is eligible to be deposited in certificate form at the DTC, cleared and converted into electronic shares by the DTC and held in the name of the clearing firm servicing Lender’s brokerage firm for the benefit of Lender. “Closing Bid Price” means the last closing bid price for the Common Stock on Borrower’s principal trading market, as reported by Bloomberg.

1. Interest. Borrower may repay any Note at any time on or before 120 days from the applicable Purchase Price Date (the “Prepayment Opportunity Date”). If Borrower repays a Note on or before the Prepayment Opportunity Date, the interest rate shall be ZERO PERCENT (0%). If Borrower does not repay the entire Outstanding Balance of the applicable Note on or before the applicable Prepayment Opportunity Date, a one-time interest charge of 10% (the “Interest Charge”) shall be applied to the Outstanding Balance of such Note. Any interest payable is in addition to any applicable OID. Any OID remains payable regardless of the time and manner of payment by Borrower. Following the Prepayment Opportunity Date of each Note, such Note may only be prepaid by Borrower with the prior written consent of Lender. If Lender consents to Borrower’s prepayment of all or any portion of a Note, Borrower shall pay to Lender 135% of the portion of the Outstanding Balance of such Note that Lender allows to be prepaid.

2. Conversion. Lender has the right at any time after the date that is six (6) months from the Purchase Price Date of a Note, at its election, to convert (each instance of conversion is referred to herein as a “Conversion”) all or any part of the Outstanding Balance of such Note into shares (“Conversion Shares”) of fully paid and non-assessable Common Stock as per the following conversion formula: the number of Conversion Shares equals the amount being converted (the “Conversion Amount”) divided by the Conversion Price. Conversion notices (each, a “Conversion Notice”) under any of the Notes may be effectively delivered to Borrower by any method of Lender’s choice (including but not limited to facsimile, email, mail, overnight courier, or personal delivery), and all Conversions shall be cashless and not require further payment from Lender. If no objection is delivered from Borrower to Lender regarding any variable or calculation of the Conversion Notice within 24 hours of delivery of the Conversion Notice, Borrower shall have been thereafter deemed to have irrevocably confirmed and irrevocably ratified such Conversion Notice and waived any objection thereto. Borrower shall deliver the Conversion Shares from any Conversion to Lender within three (3) business days of Lender’s delivery of the Conversion Notice to Borrower.

3. Conversion Delays. If Borrower fails to deliver Conversion Shares in accordance with the timeframes stated in Section 2, Lender, at any time prior to selling all of those Conversion Shares, may rescind in whole or in part that particular Conversion attributable to the unsold Conversion Shares, with a corresponding increase to the applicable Outstanding Balance (any returned Conversion Amount will tack back to the Purchase Price Date of the applicable Note). In addition, for each Conversion, in the event that Conversion Shares are not delivered by the fourth business day (inclusive of the day of the Conversion), an amount equal to the greater of (i) $500 per day, and (ii) 2% of the Conversion Amount will be assessed for each day after the third business day (inclusive of the day of the Conversion) until Conversion Share delivery is made; and such fee will be added to the Note being converted (under Lender’s and Borrower’s expectations that for purposes of Rule 144, any fee amounts added to the applicable Note will tack back to the applicable Purchase Price Date).

4. Reservation of Shares. At all times during which any Note is convertible, Borrower will reserve from its authorized and unissued Common Stock to provide for the issuance of Common Stock upon the full conversion of all outstanding Notes. Borrower will at all times reserve at least three times the number of shares of Common Stock necessary to convert the total Outstanding Balance of each of the outstanding Notes, plus all accrued interest, penalties and fees, as of any given date (the “Share Reserve”), but in no event shall less than 500,000,000 shares of Common Stock be reserved for such purpose (the “Transfer Agent Reserve”). Borrower further agrees that it will cause its transfer agent to immediately add shares of Common Stock to the Transfer Agent Reserve in increments of 65,000,000 shares as and when requested by Borrower or Lender in writing from time to time, provided that such incremental increases do not cause the Transfer Agent Reserve to exceed the Share Reserve. In furtherance thereof, from and after the date hereof and until such time that the Notes have been paid in full, Borrower shall require its transfer agent to reserve for the purpose of issuance to Lender pursuant to conversions under the Notes a number of shares of Common Stock equal to the Transfer Agent Reserve. Borrower shall further require its transfer agent to hold such shares of Common Stock exclusively for the benefit of Lender and to issue such shares to Lender promptly upon Lender’s delivery of a conversion notice under a Note.

5. Borrower Representations and Warranties. Borrower represents and warrants to Lender that, as of the date hereof: (i) Borrower is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted; (ii) Borrower is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary; (iii) Borrower has registered its Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and is obligated to file reports pursuant to Section 13 or Section 15(d) of the 1934 Act; (iv) the Master Note, the Subsequent Notes and the transactions contemplated hereby and thereby, have been duly and validly authorized by Borrower; (v) the Master Note has been duly executed and delivered by Borrower and constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, subject as to enforceability only to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; (vi) each Subsequent Note has been duly executed and delivered by Borrower and upon receipt of the Purchase Price for any Subsequent Note, such Subsequent Note shall constitute the valid and binding obligation of Borrower enforceable in accordance with its terms, subject as to enforceability only to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; (vii) the execution and delivery of the Notes by Borrower, the issuance of Conversion Shares in accordance with the terms hereof, and the consummation by Borrower of the other transactions contemplated by the Notes do not and will not conflict with or result in a breach by Borrower of any of the terms or provisions of, or constitute a default under (a) Borrower’s formation documents or bylaws, each as currently in effect, (b) any indenture, mortgage, deed of trust, or other material agreement or instrument to which Borrower is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, or (c) to Borrower’s knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over Borrower or any of Borrower’s properties or assets; (viii) no authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders or any lender of Borrower is required to be obtained by Borrower for the issuance of the Notes and Conversion Shares to Lender, except such authorizations, approvals and consents that have been obtained; (ix) none of Borrower’s filings with the SEC contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; (x) Borrower has filed all reports, schedules, forms, statements and other documents required to be filed by Borrower with the SEC under the 1934 Act on a timely basis or has received a valid extension of such time of filing and has filed any such report, schedule, form, statement or other document prior to the expiration of any such extension; (xi) Borrower is not, nor has it ever been, a “Shell Company,” as such type of “issuer” is described in Rule 144(i)(1) under the 1933 Act; (xii) with respect to any brokerage commissions, placement agent or finder’s fees or similar payments that will or would become due and owing by Borrower to any person or entity as a result of this Master Note or any Subsequent Note or the transactions contemplated hereby or thereby (“Broker Fees”), any such Broker Fees will be made in full compliance with all applicable laws and regulations and only to a person or that is a registered investment adviser or registered broker-dealer; and (xiii) Lender shall have no obligation with respect to any such Broker Fees or with respect to any claims made by or on behalf of other persons or entities for fees of a type contemplated herein that may be due in connection with the transactions contemplated hereby and Borrower shall indemnify and hold harmless each of Lender, Lender’s employees, officers, directors, stockholders, managers, agents, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys’ fees) and expenses suffered in respect of any such claimed or existing fees.

6. Borrower Covenants. Until all of Borrower’s obligations hereunder are paid and performed in full, or within the timeframes otherwise specifically set forth below, Borrower shall comply with the following covenants: (i) from the date hereof until the date that is six (6) months after all the Conversion Shares either have been sold by Lender, or may permanently be sold by Lender without any restrictions pursuant to Rule 144, Borrower shall timely make all filings required to be made by it under the Securities Act of 1933 (the “1933 Act”), the 1934 Act, Rule 144 or any United States securities laws and regulations thereof applicable to Borrower or by the rules and regulations of its principal trading market, and such filings shall conform to the requirements of applicable laws, regulations and government agencies, and, unless such filings are publicly available on the SEC’s EDGAR system (via the SEC’s web site at no additional charge), Borrower shall provide a copy thereof to Lender promptly after such filings; (ii) so long as Lender beneficially owns any Note or Conversion Shares and for at least twenty (20) Trading Days thereafter, Borrower shall file all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the 1934 Act, and shall take all reasonable action under its control to ensure that adequate current public information with respect to Borrower, as required in accordance with Rule 144, is publicly available, and shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination; (iii) the Common Stock shall be listed or quoted for trading on any of (a) the NYSE Amex, (b) the New York Stock Exchange, (c) the Nasdaq Global Market, (d) the Nasdaq Capital Market, (e) the OTC Bulletin Board, (f) the OTCQX or (g) the OTCQB; and (iv) Borrower shall use the net proceeds received under any of the Notes for working capital and general corporate purposes only.

7. Default. The following are events of default under the Notes (each, an “Event of Default”): (i) Borrower shall fail to pay any principal under any Note when due and payable hereunder; or (ii) Borrower shall fail to deliver any Conversion Shares in accordance with the terms hereof; or (iii) Borrower shall fail to pay any interest or any other amount under any Note when due and payable (or payable by Conversion) hereunder; or (iv) a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; or (v) Borrower shall become insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; or (vi) Borrower shall make a general assignment for the benefit of creditors; or (vii) Borrower shall file a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); or (viii) an involuntary proceeding shall be commenced or filed against Borrower; or (ix) Borrower, at any time after the Effective Date, is not DWAC Eligible; or (x) Borrower shall become delinquent in its filing requirements as a fully-reporting issuer registered with the SEC; or (xi) Borrower shall fail to observe or perform any covenant, obligation, condition or agreement of Borrower contained herein or a Subsequent Note, including without limitation all covenants to timely file all required quarterly and annual reports and any other filings related to Rule 144; or (xii) any representation, warranty or other statement made or furnished by or on behalf of Borrower to Lender herein or in connection with the issuance of the Notes shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or (xiii) Borrower shall fail to maintain the Share Reserve as required hereunder; or (xiv) Borrower effectuates a reverse split of its Common Stock without twenty (20) Trading Days prior written notice to Lender; or (xv) any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) calendar days unless otherwise consented to by the Lender.  Notwithstanding anything to the contrary herein, with respect to the events of default specified in the foregoing clauses (x), (xi) (but not including those events of default described or referenced in clauses (iv), (v), (vi), (vii) or (viii) of this Section 7), or (xii) (the “Curable Defaults”), any such Curable Default shall not be deemed to have occurred unless and until such Curable Default is continuing for a period of five (5) days after Lender’s delivery to Borrower of written notice of the occurrence of a Curable Default (a “Cure”); provided, however, that Borrower shall only have the right to Cure any Curable Defaults on the first two occurrences of any such Curable Defaults. Borrower shall have no Cure right with respect to the occurrence of any Curable Default after the second such occurrence.  Furthermore, if any Curable Default is not Cured, regardless of when Lender provided notice of the occurrence of the Curable Default, such Curable Default shall be deemed to have occurred on the date such Curable Default actually occurred (not taking into account any cure right), and all other provisions of this Note (including without limitation Section 8 below) shall apply with respect thereto.

8. Remedies. In the event of any Event of Default, Lender may at any time thereafter accelerate all the Notes for which the applicable Purchase Price has been paid by written notice to Borrower, with the Outstanding Balance of each such Note becoming immediately due and payable in cash at the Mandatory Default Amount (as defined hereafter). Notwithstanding the foregoing, upon the occurrence of any event of default described in clauses (iv), (v), (vi), (vii) or (viii) of Section 7, each Outstanding Balance as of the date of acceleration shall become immediately and automatically due and payable in cash at the Mandatory Default Amount, without any written notice required by Lender. The “Mandatory Default Amount” means the greater of (i) the applicable Outstanding Balance divided by the Conversion Price on the date the Mandatory Default Amount is either demanded or paid in full, whichever has a lower Conversion Price, multiplied by the VWAP on the date the Mandatory Default Amount is either demanded or paid in full, whichever has a higher VWAP, or (ii) 135% multiplied by the applicable Outstanding Balance (the “Default Effect”), provided that the Default Effect may only be applied with respect to one (1) Event of Default. Commencing five (5) days after the occurrence of any event of default, interest shall accrue on the Outstanding Balance of each Note (current and future) at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law (“Default Interest”). In connection with such acceleration described herein, Lender need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and Lender shall have all rights as a holder of the applicable Notes until such time, if any, as Lender receives full payment pursuant to this Section 8. No such rescission or annulment shall affect any subsequent event of default or impair any right consequent thereon. Nothing herein shall limit Lender’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Borrower’s failure to timely deliver certificates representing Conversion Shares upon Conversion of the Notes as required pursuant to the terms hereof.

9. No Offset. Borrower acknowledges that this Master Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments or conversions called for herein in accordance with the terms of the Notes.

10. Ownership Limited to 9.99% of Common Stock Outstanding. Notwithstanding anything to the contrary contained in any of the Notes (except as set forth below in this section), the Notes shall not be convertible by Lender, and Borrower shall not effect any conversion of the Notes or otherwise issue any shares of Common Stock pursuant to Section 2 hereof, to the extent (but only to the extent) that Lender together with any of its affiliates would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the Common Stock outstanding. To the extent the foregoing limitation applies, the determination of whether a Note shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by Lender or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by Lender and its affiliates) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to Borrower for conversion, exercise or exchange (as the case may be). No prior inability to convert a Note, or to issue shares of Common Stock, pursuant to this section shall have any effect on the applicability of the provisions of this section with respect to any subsequent determination of convertibility. For purposes of this section, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act (as defined below) and the rules and regulations promulgated thereunder. The provisions of this section shall be implemented in a manner otherwise than in strict conformity with the terms of this section to correct this section (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this section shall apply to a successor holder of this Master Note and shall be unconditional, irrevocable and non-waivable. For any reason at any time, upon the written or oral request of Lender, Borrower shall within one (1) business day confirm orally and in writing to Lender the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Master Note.

11. Survival. This Master Note shall survive until the later of (i) the Option Expiration Date, and (ii) the date the last funded Subsequent Note has been repaid or converted in full.

12. Rights and Remedies Cumulative. All rights, remedies, and powers conferred in the Notes are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that Lender may have, whether specifically granted in this Master Note or any Subsequent Note, or existing at law, in equity, or by statute, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Lender may deem expedient. The parties acknowledge and agree that upon Borrower’s failure to comply with the provisions of this Master Note or any Subsequent Note, Lender’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates and future share prices, Lender’s increased risk, and the uncertainty of the availability of a suitable substitute investment opportunity for Lender, among other reasons. Accordingly, any fees, charges, and Default Interest due under this Master Note or any Subsequent Note are intended by the parties to be, and shall be deemed, liquidated damages (under Borrower’s and Lender’s expectations that any such liquidated damages will tack back to the Purchase Price Date of the applicable Note for purposes of determining the holding period under Rule 144). The parties agree that such liquidated damages are a reasonable estimate of Lender’s actual damages and not a penalty, and shall not be deemed in any way to limit any other right or remedy Lender may have under any of the Notes, at law or in equity. The parties acknowledge and agree that under the circumstances existing at the time this Master Note is entered into, such liquidated damages are fair and reasonable and are not penalties. All fees, charges, and Default Interest provided for in this Master Note are agreed to by the parties to be based upon the obligations and the risks assumed by the parties as of the Effective Date and are consistent with investments of this type. The liquidated damages provisions of this Master Note and any other Subsequent Note shall not limit or preclude a party from pursuing any other remedy available at law or in equity; provided, however, that such liquidated damages are intended to be in lieu of actual damages.

13. Governing Law. This Master Note and each of the Subsequent Notes shall be governed by and interpreted in accordance with the laws of the State of Utah for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Unless the context otherwise requires, all terms of this Master Note and Exhibit B shall also apply to each Subsequent Note. Each party consents to and expressly agrees that venue for Arbitration (as defined in Exhibit B) of any dispute arising out of or relating to this Master Note and/or any Subsequent Note or the relationship of the parties or their affiliates shall be in Salt Lake County, Utah or Utah County, Utah. Without modifying the parties’ obligations to resolve disputes hereunder pursuant to the Arbitration Provisions (as defined below), for any litigation arising in connection with any Note, each party (a) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in Salt Lake County, Utah, (b) expressly submits to the venue of any such court for the purposes hereof, and (c) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim or objection to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper.

14. Arbitration. The parties shall submit all Claims (as defined in Exhibit B) arising under this Master Note, any Subsequent Note or other agreements between the parties and their affiliates to binding arbitration pursuant to the arbitration provisions set forth in Exhibit B attached hereto (the “Arbitration Provisions”). The parties hereby acknowledge and agree that the Arbitration Provisions are unconditionally binding on the parties hereto and are severable from all other provisions of this Master Note and any Subsequent Note. Any capitalized term not defined in the Arbitration Provisions shall have the meaning set forth in this Master Note. By executing this Master Note, Borrower represents, warrants and covenants that Borrower has reviewed the Arbitration Provisions carefully, consulted with legal counsel about such provisions (or waived its right to do so), understands that the Arbitration Provisions are intended to allow for the expeditious and efficient resolution of any dispute hereunder, agrees to the terms and limitations set forth in the Arbitration Provisions, and will not take a position contrary to the foregoing representations. Borrower acknowledges and agrees that Lender may rely upon the foregoing representations and covenants of Borrower regarding the Arbitration Provisions.

15. Delivery of Process by Lender to Borrower. In the event of any action or proceeding by Lender against Borrower, and only by Lender against Borrower, service of copies of summons and/or complaint and/or any other process which may be served in any such action or proceeding may be made by Lender via U.S. Mail, overnight delivery services such as FedEx or UPS, fax, or process server, or by mailing or otherwise delivering a copy of such process to Borrower or its last known attorney as set forth in Borrower’s most recent SEC filing.

16. Attorneys' Fees and Cost of Collection. In the event of any arbitration or action at law or in equity to enforce or interpret the terms of this Master Note or any Subsequent Note, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees, deposition costs, and expenses paid by such prevailing party in connection with arbitration or litigation without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading. If (a) this Master Note or any Subsequent Note is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings, or is collected or enforced through any arbitration or legal proceeding, or Lender otherwise takes action to collect amounts due under this Master Note or any Subsequent Note or to enforce the provisions of this Master Note or any Subsequent Note; or (b) there occurs any bankruptcy, reorganization, receivership of Borrower or other proceedings affecting Borrower’s creditors’ rights and involving a claim under this Master Note or any Subsequent Note; then Borrower shall pay the costs incurred by Lender for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees, deposition costs, and disbursements.

17. Notices. Except as otherwise expressly stated herein, any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given on the earliest of: (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by e-mail to an executive officer, or by facsimile (with successful transmission confirmation), (b) the earlier of the date delivered or the third Trading Day after deposit, postage prepaid, in the United States Postal Service by certified mail, or (c) the earlier of the date delivered or the third Trading Day after mailing by express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) calendar days’ advance written notice similarly given to each of the other parties hereto):

If to Borrower:

              PuraMed BioScience, Inc.
Attn: Russ Mitchell
1326 Schofield Avenue
Schofield, Wisconsin 54476

With a copy to (which copy shall not constitute notice):

Lucosky Brookman LLP
Attn: Joseph Lucosky
33 Wood Avenue South, 6th Floor
Iselin, NJ 08830

If to Lender:

Tonaquint, Inc.
Attn: John Fife
303 East Wacker Drive, Suite 1200
Chicago, Illinois 60601

With a copy to (which copy shall not constitute notice):

Hansen Black Anderson Ashcraft PLLC
Attn: Jonathan K. Hansen
2940 West Maple Loop, Suite 103
Lehi, Utah 84043

18. Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to any Note, Lender has the right to have any such opinion provided by either its counsel or Borrower’s counsel.

19. Time of the Essence. Time is expressly made of the essence of each and every provision of this Master Note and each Subsequent Note. If the last day of any time period stated herein shall fall on a Saturday, Sunday or non-Trading Day, then such time period shall be extended to the next succeeding day Trading Day.

20. Assignability.  Borrower may not assign any of the Notes.  The Notes will be binding upon Borrower and its successors and will inure to the benefit of Lender and its successors and assigns and may be assigned by Lender to anyone of its choosing without Borrower’s approval.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, Borrower has caused this Master Note to be duly executed as of the Effective Date set out above.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

EXHIBIT A

SUBSEQUENT PROMISSORY NOTES #1 – #20

(See Attached)

SUBSEQUENT PROMISSORY NOTE #1

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #2

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #3

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #4

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #5

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #6

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #7

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #8

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #9

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #10

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #11

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #12

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #13

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #14

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #15

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #16

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #17

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #18

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #19

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

SUBSEQUENT PROMISSORY NOTE #20

Purchase Price Date: ______, 201_ U.S. $________

FOR VALUE RECEIVED, PuraMed BioScience, Inc., a Minnesota corporation (“Borrower”), promises to pay Tonaquint, Inc., a Utah corporation, or its successors or assigns (“Lender”), $27,500.00 and any other interest and fees according to the terms herein. This Subsequent Promissory Note (this “Subsequent Note”) is made effective as of the Purchase Price Date set forth above. All capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Master Convertible Promissory Note issued by Borrower in favor of Lender on May 8, 2014 (the “Master Note”).

1.           The Purchase Price for this Subsequent Promissory Note is $25,000.00. The initial Outstanding Balance of this Subsequent Note includes the $25,000.00 Purchase Price and a $2,500.00 OID. Borrower acknowledges that the full and complete Purchase Price was received on the Purchase Price Date. Proof of payment of the Purchase Price is attached hereto as Schedule 1.

2.           This Subsequent Note shall be considered a separate instrument from the Master Note and from each other Subsequent Note.

3.           Borrower acknowledges that this Subsequent Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower and Lender agree that the Rule 144 holding period of this Subsequent Note will begin on the Purchase Price Date.

4.           This Subsequent Note shall be subject to and governed in accordance with the terms and conditions set forth in the Master Note. All the terms and provisions of the Master Note are hereby incorporated by reference and made a part of this Subsequent Note. In the case of any conflict between the Master Note and this Subsequent Note, the terms of the Master Note shall govern except with respect to any terms expressly supplied by this Subsequent Note.

IN WITNESS WHEREOF, Borrower has caused this Subsequent Note to be duly executed as of the Effective Date of the Master Note.

BORROWER:

PuraMed BioScience, Inc.

By:
Name:
Title:
ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

Tonaquint, Inc.

By: _________________________
       John M. Fife, President

EXHIBIT B

ARBITRATION PROVISIONS

1. Dispute Resolution. For purposes of this Exhibit B, the term “Claims” means any disputes, claims, demands, causes of action, liabilities, damages, losses, or controversies whatsoever arising from related to or connected with the transactions contemplated in the Master Note and/or any Subsequent Note, and any communications between the parties related thereto, including without limitation any claims of mutual mistake, mistake, fraud, misrepresentation, failure of formation, failure of consideration, promissory estoppel, unconscionability, failure of condition precedent, rescission, and any statutory claims, tort claims, contract claims, or claims to void, invalidate or terminate the Master Note or any Subsequent Note. The parties hereby agree that the arbitration provisions set forth in this Exhibit B (“Arbitration Provisions”) are binding on the parties hereto and are severable from all other provisions in the Master Note and each Subsequent Note. As a result, any attempt to rescind the Master Note or a Subsequent Note or declare the Master Note or a Subsequent Note invalid or unenforceable for any reason is subject to these Arbitration Provisions. These Arbitration Provisions shall also survive any termination or expiration of the Master Note and any Subsequent Note.

2. Arbitration. Except as otherwise provided herein, all Claims must be submitted to arbitration (“Arbitration”) to be conducted in Salt Lake County, Utah or Utah County, Utah, and pursuant to the terms set forth in these Arbitration Provisions. The parties agree that the award of the arbitrator shall be final and binding upon the parties; shall be the sole and exclusive remedy between them regarding any Claims, counterclaims, issues, or accountings presented or pleaded to the arbitrator; and shall promptly be payable in United States dollars free of any tax, deduction or offset (with respect to monetary awards). Any costs or fees, including without limitation attorneys’ fees, incident to enforcing the arbitrator’s award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement. The award shall include Default Interest (as defined in the Master Note) both before and after the award. Judgment upon the award of the arbitrator will be entered and enforced by a state court sitting in Salt Lake County, Utah. The parties hereby incorporate herein the provisions and procedures set forth in the Utah Uniform Arbitration Act, U.C.A. § 78B-11-101 et seq. (as amended or superseded from time to time, the “Arbitration Act”). Pursuant to Section 78B-11-105 of the Arbitration Act, in the event of conflict between the terms of these Arbitration Provisions and the provisions of the Arbitration Act, the terms of these Arbitration Provisions shall control.

3. Arbitration Proceedings. Arbitration between the parties will be subject to the following procedures:

3.1. Pursuant to Section 110 of the Arbitration Act, the parties agree that a party may initiate Arbitration by giving written notice to the other party (“Arbitration Notice”) in the same manner that notice is permitted under Section 17 of the Master Note; provided, however, that the Arbitration Notice may not be given by email or fax. Arbitration will be deemed initiated as of the date that the Arbitration Notice is deemed delivered under Section 17 of the Master Note (the “Service Date”). After the Service Date, information may be delivered, and notices may be given, by email or fax pursuant to Section 17 of the Master Note. The Arbitration Notice must describe the nature of the controversy, the remedies sought, and the election to commence Arbitration proceedings. All Claims in the Arbitration Notice must be pleaded consistent with the Utah Rules of Civil Procedure.

3.2.  Within ten (10) calendar days after the Service Date, Lender shall select and submit to Borrower the names of three arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Services (http://www.utahadrservices.com) (such three designated persons hereunder are referred to herein as the “Proposed Arbitrators”). For the avoidance of doubt, each Proposed Arbitrator must be qualified as a “neutral” with Utah ADR Services. Within ten (10) calendar days after Lender has submitted to Borrower the names of the Proposed Arbitrators, Borrower must select, by written notice to Lender, one (1) of the Proposed Arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Borrower fails to select one of the Proposed Arbitrators in writing within such 10-day period, then Lender may select the arbitrator from the Proposed Arbitrators by providing written notice of such selection to Borrower. If Lender fails to identify the Proposed Arbitrators within the time period required above, then Borrower may at any time prior to Lender designating the Proposed Arbitrators, select the names of three arbitrators that are designated as “neutrals” or qualified arbitrators by Utah ADR Service by written notice to Lender. Lender may then, within ten (10) calendar days after Borrower has submitted notice of its selected arbitrators to Lender, select, by written notice to Borrower, one (1) of the selected arbitrators to act as the arbitrator for the parties under these Arbitration Provisions. If Lender fails to select in writing and within such 10-day period one of the three arbitrators selected by Borrower, then Borrower may select the arbitrator from its three previously selected arbitrators by providing written notice of such selection to Lender. Subject to Paragraph 3.12 below, the cost of the arbitrator must be paid equally by both parties; provided, however, that if one party refuses or fails to pay its portion of the arbitrator fee, then the other party can advance such unpaid amount (subject to the accrual of Default Interest thereupon), with such amount added to or subtracted from, as applicable, the award granted by the arbitrator. If Utah ADR Services ceases to exist or to provide a list of neutrals, then the arbitrator shall be selected under the then prevailing rules of the American Arbitration Association. The date that the selected arbitrator agrees in writing to serve as the arbitrator hereunder is referred to herein as the “Arbitration Commencement Date”.

3.3. An answer and any counterclaims to the Arbitration Notice, which must be pleaded consistent with the Utah Rules of Civil Procedure, shall be required to be delivered to the other party within twenty (20) calendar days after the Service Date. Upon request, the arbitrator is hereby instructed to render a default award, consistent with the relief requested in the Arbitration Notice, against a party that fails to submit an answer within such time period.

3.4. The party that delivers the Arbitration Notice to the other party shall have the option to also commence legal proceedings with any state court sitting in Salt Lake County, Utah (“Litigation Proceedings”), subject to the following: (i) the complaint in the Litigation Proceedings is to be substantially similar to the claims set forth in the Arbitration Notice, provided that an additional cause of action to compel arbitration will also be included therein, (ii) so long as the other party files an answer to the complaint in the Litigation Proceedings and an answer to the Arbitration Notice, the Litigation Proceedings will be stayed pending an award of the arbitrator hereunder, (iii) if the other party fails to file an answer in the Litigation Proceedings or an answer in the Arbitration Proceedings, then the party initiating Arbitration shall be entitled to a default judgment consistent with the relief requested, to be entered in the Litigation Proceedings, and (iv) any legal or procedural issue arising under the Arbitration Act that requires a decision of a court of competent jurisdiction may be determined in the Litigation Proceedings. Any award of the arbitrator may be entered in such Litigation Proceedings pursuant to the Arbitration Act.

3.5. Pursuant to Section 118(8) of the Arbitration Act, the parties agree that discovery shall be conducted in accordance with the Utah Rules of Civil Procedure; provided, however, that incorporation of such rules will in no event supersede the Arbitration Provisions set forth herein, including without limitation the time limitation set forth in Paragraph 3.9 below, and the following:

(a) Discovery will only be allowed if the likely benefits of the proposed discovery outweigh the burden or expense, and the discovery sought is likely to reveal information that will satisfy a specific element of a claim or defense already pleaded in the Arbitration. The party seeking discovery shall always have the burden of showing that all of the standards and limitations set forth in these Arbitration Provisions are satisfied. The scope of discovery in the Arbitration proceedings shall also be limited as follows:

(i) To facts directly connected with the transactions contemplated by the Master Note or any Subsequent Note.

(ii) To facts and information that cannot be obtained from another source that is more convenient, less burdensome or less expensive.

(b) No party shall be allowed (a) more than fifteen (15) interrogatories (including discrete subparts), (b) more than fifteen (15) requests for admission (including discrete subparts), (c) more than ten (10) document requests (including discrete subparts), or (d) more than three depositions (excluding expert depositions) for a maximum of seven (7) hours per deposition.

3.6. Any party submitting any written discovery requests, including interrogatories, requests for production, subpoenas to a party or a third party, or requests for admissions, must prepay the estimated attorneys’ fees and costs, as determined by the arbitrator, before the responding party has any obligation to produce or respond, subject to subparagraph (a) immediately below.

(a) All discovery requests must be submitted in writing to the arbitrator and the other party before issuing or serving such discovery requests. The party issuing the written discovery requests must include with such discovery requests a detailed explanation of how the proposed discovery requests satisfy the requirements of these Arbitration Provisions and the Utah Rules of Civil Procedure. Any party will then be allowed, within ten (10) calendar days of receiving the proposed discovery requests, to submit to the arbitrator an estimate of the attorneys’ fees and costs associated with responding to such written discovery requests and a written challenge to each applicable discovery request. After receipt of an estimate of attorneys’ fees and costs and/or challenge(s) to one or more discovery requests, the arbitrator will make a finding as to the likely attorneys’ fees and costs associated with responding to the discovery requests and issue an order that (A) requires the requesting the party to prepay the attorneys’ fees and costs associated with responding to the discovery requests, and (B) requires the responding party to respond to the discovery requests as limited by the arbitrator within a certain period of time after receiving payment from the requesting party. If a party entitled to submit an estimate of attorneys’ fees and costs and/or a challenge to discovery requests fails to do so within such 10-day period, the arbitrator will make a finding that (A) there are no attorneys’ fees or costs associated with responding to such discovery requests, and (B) the responding party must respond to such discovery requests (as may be limited by the arbitrator) within a certain period of time without any payment of such responding party’s attorneys’ fees and costs by the requesting party.

(b) In order to allow a written discovery request, the arbitrator must find that the discovery request satisfies the standards set forth in these Arbitration Provisions and the Utah Rules of Civil Procedure. The arbitrator must strictly enforce these standards. If a discovery request does not satisfy any of the standards set forth in these Arbitration Provisions or the Utah Rules of Civil Procedure, the arbitrator may modify such discovery request to satisfy the applicable standards, or strike such discovery request in whole or in part.

(c) Discovery deadlines will be set forth in a scheduling order issued by the arbitrator. The parties hereby authorize and direct the arbitrator to take such actions and make such rulings as may be necessary to carry out the parties’ intent for the arbitration proceedings to be efficient and expeditious.

3.7. Each party may submit expert reports (and rebuttals thereto), provided that such reports must be submitted by the deadlines established by the arbitrator. Expert reports must contain the following: (a) a complete statement of all opinions the expert will offer at trial and the basis and reasons for them; (b) the expert’s name and qualifications, including a list of all publications within the preceding 10 years, and a list of any other cases in which the expert has testified at trial or in a deposition or prepared a report within the preceding 10 years; and (c) the compensation to be paid for the expert’s study and testimony. The parties are entitled to depose any other party’s expert witness one time for no more than 4 hours. An expert may not testify in a party’s case-in-chief concerning any matter not fairly disclosed in the expert report.

3.8. All information disclosed by either party during the Arbitration process (including without limitation information disclosed during the discovery process) shall be considered confidential in nature. Each party agrees not to disclose any confidential information received from the other party during the discovery process unless (i) prior to or after the time of disclosure such information becomes public knowledge or part of the public domain, not as a result of any inaction or action of the receiving party, (ii) such information is required by a court order, subpoena or similar legal duress to be disclosed if such receiving party has notified the other party thereof in writing and given it a reasonable opportunity to obtain a protective order from a court of competent jurisdiction prior to disclosure; or (iii) disclosed to the receiving party’s agents, representatives and legal counsel on a need to know basis who each agree in writing not to disclose such information to any third party. Pursuant to Section 118(5) of the Arbitration Act, the arbitrator is hereby authorized and directed to issue a protective order to prevent the disclosure of privileged information and confidential information upon the written request of either party.

3.9. The parties hereby authorize and direct the arbitrator to take such actions and make such rulings as may be necessary to carry out the parties’ intent for the arbitration proceedings to be efficient and expeditious. Pursuant to Section 120 of the Arbitration Act, the parties hereby agree that an award of the arbitrator must be made within 150 days after the Arbitration Commencement Date. The arbitrator is hereby authorized and directed to hold a scheduling conference within ten (10) calendar days after the Arbitration Commencement Date in order to establish a scheduling order with various binding deadlines for discovery, expert testimony, and the submission of documents by the parties to enable the arbitrator to render a decision prior to the end of such 150-day period. The Utah Rules of Evidence will apply to any final hearing before the arbitrator.

3.10. The arbitrator shall have the right to award or include in the arbitrator’s award any relief which the arbitrator deems proper in the circumstances, including, without limitation, specific performance and injunctive relief, provided that the arbitrator may not award exemplary or punitive damages.

3.11. If any part of these Arbitration Provisions is found to violate applicable law or to be illegal, then such provision shall be modified to the minimum extent necessary to make such provision enforceable under applicable law.

3.12. The arbitrator is hereby directed to require the losing party to (i) pay the full amount of the costs and fees of the arbitrator, and (ii) reimburse the prevailing party the reasonable attorneys’ fees, arbitrator costs, deposition costs, and other discovery costs incurred by the prevailing party.

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